SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2005 (July 21, 2005)

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Geoffrey Way

Wayne, New Jersey 07470

(Address of principal executive offices)

Registrant’s telephone number, including area of service (973) 617-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 21, 2005, Toys “R” Us, Inc. (the “Company”) was acquired by an investment group consisting of entities advised by or affiliated with Bain Capital Partners, LLC, Kohlberg Kravis Roberts & Co., L.P. and Vornado Realty Trust (collectively, the “Sponsors”) pursuant to the Agreement and Plan of Merger by and among the Company, Global Toys Acquisition, LLC, and Global Toys Acquisition Merger Sub, Inc. (the “Acquisition Co.”), dated as of March 17, 2005 (the “Merger Agreement”).

Item 1.01 Entry into a Material Definitive Agreement.

1. Entry into New Credit Agreement

On July 21 2005, Toys “R” Us, Inc., as the initial borrower, Toys “R” Us-Delaware, Inc., as the lead borrower (“Toys-Delaware”), the other domestic borrowers named therein and Toys “R” Us (Canada) Ltd/ Toys “R” Us (Canada) Ltee, as the Canadian borrower (the “Canadian Borrower”), entered into a Credit Agreement (the “Credit Agreement”) with Bank of America, N.A., as Administrative Agent for its own benefit and the benefit of the other Secured Parties, which are named in the Credit Agreement, Bank of America, N.A. (acting through its Canada branch) for its own benefit and the benefit of the other Secured Parties, as Canadian Agent, Deutsche Bank Trust Company Americas, as Collateral Agent for its own benefit and the benefit of the other Secured Parties, the Lenders named therein, Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc., as Co-Syndication Agents, and Credit Suisse First Boston LLC, and General Electric Capital Corporation, as Co-Documentation Agents. The Credit Agreement provides for a five-year revolving credit facility of US. $2,000,000,000. The obligations under the Credit Agreement are secured obligations of Toys-Delaware and certain of its subsidiaries.

Pursuant to the Credit Agreement, each Domestic Lender (as defined in the Credit Agreement), severally and not jointly with any other Domestic Lender, agrees, upon the terms and subject to the conditions therein to make credit extensions to or for the benefit of the Domestic Borrowers, and each Canadian Lender (as defined in the Credit Agreement) severally and not jointly with any other Canadian Lender, agrees upon the terms and subject to the conditions herein set forth, to make credit extensions to the Canadian Borrower, on a revolving basis, subject in each case certain limitations, including (i) that the aggregate outstanding amount of the credit extensions to the Domestic Borrowers (as defined in the Credit Agreement) shall not at any time exceed Domestic Availability (as defined in the Credit Agreement); and (ii) the aggregate outstanding amount of the credit extensions to the Canadian Borrower shall not at any time exceed Canadian Availability (subject to permitted Canadian overadvances based on Domestic Availability (as such term is defined in the Credit Agreement).

The Credit Agreement contains customary covenants, including, among other things, covenants that restrict the ability of Toys-Delaware and certain of its subsidiaries to incur certain additional indebtedness, create or permit liens on assets, or engage in mergers or consolidations. The Credit Agreement also requires that Toys-Delaware maintain a minimum excess availability of $125,000,000.

If an event of default under the Credit Agreement shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.

The description of the Credit Agreement is qualified in its entirety by the copy thereof which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

As security for the borrowings under the Credit Agreement, the domestic Borrowers and certain subsidiaries of Toys-Delaware (the “Facility Guarantors”) entered into that certain Security Agreement with Bank of America, N.A., as Administrative Agent (the “Security Agreement”), whereby the Administrative Agent has a first lien on certain of the domestic Borrowers and Facility Guarantors tangible and intangible assets, however, the following assets (among others) are specifically excluded from the first lien granted to the Administrative Agent: (a) instruments and general intangibles evidencing indebtedness of domestic subsidiaries of the Company, (b) instruments and general intangibles evidencing equity ownership in domestic subsidiaries of the Company, (c) real estate and fixtures thereon owned by the domestic Borrowers and Facility Guarantors and (d) rights in certain licensed intellectual property, except to the extent that such rights are exercised by the Administrative Agent in connection with a liquidation. The description of the Security Agreement is qualified in its entirety by reference to the copy thereof which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

As security for the borrowings under the Credit Agreement, the Canadian Borrower entered into that certain General Security Agreement with Bank of America, N.A. (acting through its Canadian Branch), as Canadian Agent (the “Canada Security Agreement”), whereby the Canadian Agent has a first lien on certain of the Canadian Borrower’s tangible and intangible assets, whenever acquired; however, the following assets (among others) are specifically excluded from the first lien granted to the Canadian Agent: (a) instruments and general intangibles evidencing indebtedness of domestic subsidiaries of the Company, (b) instruments and general intangibles evidencing equity ownership in domestic subsidiaries of the Company, and (c) rights in certain licensed intellectual property, except to the extent that such rights are exercised by the Canadian Agent in connection with a liquidation.

As security for the borrowings under the Credit Agreement, Babiesrus.com, LLC (“Babies”) entered into that certain General Security Agreement with Bank of America, N.A., as Administrative Agent (the “Babies Security Agreement”), whereby the Administrative Agent has a first lien on certain of Babies’ tangible and intangible assets, whenever acquired; however, the following assets (among others) are specifically excluded from the first lien granted to the Administrative Agent: (a) instruments and general intangibles evidencing indebtedness of domestic subsidiaries of the Company, (b) instruments and general intangibles evidencing equity ownership in domestic subsidiaries of the Company, (b) instruments and general intangibles evidencing equity ownership in domestic subsidiaries of the Company, (c) instruments and general intangibles evidencing equity ownership in foreign subsidiaries of the Company and (d) rights in certain licensed intellectual property, except to the extent that such rights are exercised by the Administrative Agent in connection with a liquidation.

2. Entry Into Bridge Loan Agreement

On July 21, 2005, the Company, as the initial borrower prior to the Merger (as defined below), Toys “R” Us-Delaware, Inc. as borrower after the Merger and Assumption (as defined in the Bridge Loan Agreement), entered into a Bridge Loan Agreement (the “Bridge Loan Agreement”) with Banc of America Bridge, LLC, N.A., as Administrative Agent for the Lenders, Deutsche Bank Securities Inc., as Joint-Administrative Agent, the Lenders named therein, Banc Of America Securities LLC, Deutsche Bank AG Cayman Islands Branch, and Credit Suisse, as Joint Lead Arrangers and Joint Bookrunning Managers, and Citigroup Global Markets Inc., as Co-Arranger. The Bridge Loan Agreement provides for a one-year term unsecured credit facility of US $1,900,000,000. Any outstanding Bridge Loans on July 21, 2006 (the “Conversion Date”) will be automatically converted into term loans with a six year term (“Term Loans”) subject to satisfaction of certain conditions. On and after the first anniversary of the Conversion Date, Lenders (as defined in the Bridge Loan Agreement) holding at least 51% of the Term Loans may elect to exchange their Term Loans for exchange notes, which will be governed by the Exchange Note Indenture (as defined in the Bridge Loan Agreement) and which will mature on July 21, 2012. The obligations under the Bridge Loan Agreement are general unsecured obligations of Toys-Delaware and certain of its subsidiaries.

The Bridge Loan Agreement contains customary covenants, including, among other things, covenants that restrict the ability of Toys-Delaware and certain of its subsidiaries to incur certain additional indebtedness, create or permit liens on assets, or engage in mergers or consolidations.

If an event of default under the Bridge Loan Agreement shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.

The description of the Bridge Loan Agreement is qualified in its entirety by reference to the copy thereof which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

3. Entry into European Loan Agreement

On July 21, 2005, Toys “R” Us (UK) Limited, as original borrower and original guarantor entered into a Senior Facilities Agreement (the “European Facilities Agreement”) with Deutsche Bank AG, London Branch, Barclays Capital (the investment banking division of Barclays Bank PLC) and The Royal Bank of Scotland plc as Mandated Lead Arrangers and Bookrunners, Banc

of America Securities Limited as Arranger, Deutsche Bank AG, London Branch as Facility Agent and as Security Agent and the banks and other institutions named therein as lenders (the “Lenders”), pursuant to which a $1.0 billion bridge facility (the “European Bridge Facility”) and multi-currency revolving facilities in an amount of up to £95.0 million and €145.0 million, respectively (the “European Revolving Facilities”, and, together with the European Bridge Facility, the “European Facilities”) were made available to Toys “R” Us (UK) Limited and other European affiliates of Toys “R” Us (UK) Limited.

The European Facilities are, to the extent legally possible and practicable, guaranteed Toys “R” Us (UK) Limited’s immediate holding company, Toys “R” Us Europe, LLC and their respective material subsidiaries and secured by a lien over assets of the borrowers and guarantors under the European Facilities.

The European Facilities Agreement contains covenants, including, among other things, covenants that restrict the ability of Toys “R” Us (UK) Limited, Toys “R” Us Europe, LLC, and their respective subsidiaries to incur certain additional indebtedness, create or permit liens on assets, or engage in mergers or consolidations.

If an event of default under the European Facilities Agreement shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.

The description of the European Facilities Agreement is qualified in its entirety by the copy thereof which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

4. Entry into Secured Real Estate Loans

On July 21, 2005, each of Giraffe Properties, LLC, Giraffe Intermediate, LLC, Giraffe Intermediate Holdings, LLC, Giraffe Junior, LLC and Giraffe Junior Holdings, LLC (collectively, the “CMBS 1 Borrowers”), each a wholly-owned indirect subsidiary of Toys “R” Us-Delaware, Inc. (“Toys Delaware”), entered into a mortgage or mezzanine loan agreement (each such agreement, a “CMBS 1 Loan Agreement”) with German American Capital Corporation (the “CMBS Lender”) pursuant to which the CMBS Lender loaned the CMBS 1 Borrowers an aggregate amount of $600 million (collectively, the “CMBS 1 Loans”). The CMBS 1 Loans are secured by the direct and indirect interests of the CMBS 1 Borrowers in certain real property located in the United States and have a weighted average interest rate of LIBOR plus 1.30%. Each of the CMBS 1 Loan Agreements has a three year term and provides for two one year extensions at the election of the borrower. The real property owned by the CMBS 1 Borrowers is leased to Toys Delaware pursuant to an agreement of lease entered into on July 21, 2005 between one of the CMBS 1 Borrowers (which owns a direct interest in the real property) and Toys Delaware.

The CMBS 1 Loan Agreements contain covenants, including, among other things, covenants that restrict the ability of the CMBS 1 Borrowers to incur additional indebtedness, create or permit liens on assets or engage in mergers or consolidations. In addition, these covenants restrict certain transfers of, and the creation of liens on, direct or indirect interests in the CMBS 1 Borrowers except in specified circumstances.

On July 21, 2005, each of MPO Properties, LLC, MPO Intermediate, LLC, MPO Intermediate Holdings, LLC, MPO Junior, LLC and MPO Junior Holdings, LLC (collectively, the “CMBS 2 Borrowers”), each a wholly-owned indirect subsidiary of the Company, entered into a mortgage or mezzanine loan agreement (each such agreement, a “CMBS 2 Loan Agreement”) with the CMBS Lender pursuant to which the CMBS Lender loaned the CMBS 2 Borrowers an aggregate amount of $200 million (collectively, the “CMBS 2 Loans”). The CMBS 2 Loans are secured by the direct and indirect interests of the CMBS 2 Borrowers in certain real property located in the United States and have a weighted average interest rate of LIBOR plus 1.30%. Each of the CMBS 2 Loan Agreements has a three year term and provides for two one year extensions at the election of the borrower. The real property owned by the CMBS 2 Borrowers is leased to Toys Delaware pursuant to an agreement of lease entered into on July 21, 2005 between one of the CMBS 2 Borrowers (which owns a direct interest in the real property) and Toys Delaware.

The CMBS 2 Loan Agreements contain covenants, including, among other things, covenants that restrict the ability of the CMBS 2 Borrowers to incur additional indebtedness, create or permit liens on assets or engage in mergers or consolidations. In addition, these covenants restrict certain transfers of, and the creation of liens on, direct or indirect interests in the CMBS 2 Borrowers except in specified circumstances.

5. 2005 Management Equity Plan

On July 21, 2005, the Board of Directors of Toys “R” Us Holdings, Inc. (“Holdings”) adopted the 2005 Management Equity Plan which permits the issuance to officers, employees and directors of the Company of options to purchase, and restricted stock units of, the Class A Common Stock and Class L Common Stock, par value $0.01 per share of Holdings.

6. Entry into Bonus and Retention Agreement with Richard L. Markee

The information set forth under Item 5.02(c) is incorporated by reference into this Item 1.01.

7. Amendment to Retention Agreement with John Barbour

On July 22, 2005, the Company and John Barbour, the Company’s Executive Vice President – Toys “R” Us U.S., entered into an amendment to the Retention Agreement, dated as of November 1, 2004, as amended, by and between the Company and Mr. Barbour (the “Barbour Retention Agreement”). The amendment amended the Barbour Retention Agreement to provide that it shall be automatically extended for successive one-year periods unless at least six months prior to the scheduled termination the Company gives written notice that the Barbour Retention Agreement shall not be extended. In addition, the amendment amended the definition of “good reason” to include notice from the Company that the Barbour Retention Agreement was not being extended.

8. Amendment to Retention Agreement with Deborah Derby

On July 21, 2005, the Company and Deborah Derby, the Company’s Executive Vice President –Human Resources, entered into an amendment to the Amended and Restated Retention Agreement, dated as of October 31, 2004, as amended, by and between the Company and Ms. Derby (the “Derby Retention Agreement”). The amendment amended the Derby Retention Agreement to provide that it shall be automatically extended for successive one-year periods unless at least six months prior to the scheduled termination the Company gives written notice that the Derby Retention Agreement shall not be extended. In addition, the amendment amended the definition of “good reason” to include notice from the Company that the Derby Retention Agreement was not being extended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Sections 1, 2, 3 and 4 of Item 1.01 are incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger (as defined below), the Company notified the New York Stock Exchange that all of the Company’s common stock, par value $0.10 (the “Company Common Stock”), has been converted into the right to receive $26.75 per share, as described in Item 5.01, and requested that the New York Stock Exchange file with the Securities and Exchange Commission an application on Form 25 to strike the Company Common Stock from listing and registration thereon. On July 26, 2005 the New York Stock Exchange confirmed that such filing has been made.

Item 3.02 Unregistered Sales of Equity Securities

Immediately after the closing of the Merger, the Company adopted a holding company structure (the “Reorganization”) pursuant to an Agreement and Plan of Merger and Reorganization by and among the Company, Gigi Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Holdings, and the stockholders of the Company. Prior to the Reorganization, Holdings was a wholly owned subsidiary of the Company and Merger Sub was a wholly owned subsidiary of Holdings. In connection with the Reorganization, (i) the Common Stock of the Company was converted into shares of Class A Common Stock and Class L Common Stock of Holdings, (ii) the Common Stock of Merger Sub was converted into Common Stock of the Company, and (iii) the shares of Holdings held by the Company were cancelled. As a result, the Company became a direct wholly owned subsidiary of Holdings.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each share of the Company’s Common Stock, par value $.10 per share, outstanding prior to the Merger (as defined below), was converted into the right to receive $26.75.

Item 5.01 Changes in Control of Registrant.

On July 21, 2005, pursuant to the terms of the Merger Agreement, the Sponsors consummated the acquisition of the Company through the merger of Acquisition Co. with and into the Company (the “Merger”). The Company was the surviving corporation in the Merger.

The aggregate purchase price paid for all of the Company Common Stock in the Merger was approximately $5.9 billion. Another approximately $748 million was and will be paid to, among other things, settle the Company’s outstanding equity security units, warrants and options to purchase Company Common Stock, restricted Company Common Stock and Company Common Stock Units. The aggregate purchase price was funded through the use of the

Company’s available cash, cash equity contributions from the Sponsors and the financing described in Item 1.01 (including the Credit Agreement, Bridge Loan Agreement, European Loan Agreement and CMBS Loan Agreements). A copy of the Company’s press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Resignation of Directors. On July 21, 2005, as contemplated by the Merger Agreement, all members of the Company’s board of directors resigned as directors. Such members were John H. Eyler, Jr., RoAnn Costin, Roger N. Farah, Peter A. Georgescu, Cinda A. Hallman, Calvin Hill, Nancy Karch, Norman S. Matthews, Arthur B. Newman, and Frank R. Noonan.

(b) Departure of Principal Officers. In connection with the Merger, (i) John H. Eyler, Jr., the Company’s Chairman of the Board, Chief Executive Officer and President, as well as the Principal Executive Officer and (ii) Christopher K. Kay, the Company’s Executive Vice President – Chief Operating Officer, ceased serving in such capacities and are no longer employed by the Company.

(c) Appointment of Principal Executive Officer. On July 21, 2005, Richard L. Markee was appointed as Interim Chief Executive Officer of the Company.

Mr. Markee, 52, has served as President – Babies “R” Us since August 2004. Effective May 2003, he became Vice Chairman of Toys “R” Us, Inc. and President – Toys “R” Us U.S. From January 2002 to May 2003, he was Executive Vice President – President – Specialty Businesses and International Operations. From October 1999 to January 2002, he served as Executive Vice President, President of Babies “R” Us and Chairman of Kids “R” Us.

Mr. Markee’s employment with the Company is governed by that certain Retention Agreement dated May 1, 1997 between Mr. Markee and the Company (the “Markee Retention Agreement”). A description of the Markee Retention Agreement appears in Item 11 - Employment Agreements - Retention Agreement – Mr. Markee of the Company’s Annual Report on Form 10-K for the year ended January 29, 2005, and is incorporated herein by reference.

On July 22, 2005, Holdings, the parent company of the Company, the Company and Mr. Markee entered into a Special Bonus and Option Agreement. (the “Special Agreement”). Pursuant to the Special Agreement, Mr. Markee is entitled to a payment of $2,000,000 on the first to occur of (i) his agreement to serve as Chief Executive Officer of the Company after the Company’s Board of Directors decides to retain him as such, (ii) 90 days after another person commences employment as Chief Executive Officer of the Company; and (iii) the twelve month anniversary of the agreement; provided that such payment shall become immediately payable if Mr. Markee’s employment with the Company is terminated without “Cause” or Mr. Markee resigns from the Company for “Good Reason” (as such terms are defined in the Markee Retention Agreement.) The Special Agreement also provides that any severance payment that Mr. Markee may be entitled to receive from the Company be reduced by $1,000,000.

In addition, the Special Agreement provides that Holdings grant Mr. Markee options to acquire 40,953 shares of Class L Common Stock of Holdings at a price of $24.0752 per share and 368,577 shares of Class A Common Stock of Holdings at $0.2972 per share. These options vest upon Mr. Markee’s entitlement to the $2,000,000 payment described in the preceding paragraph.

(d) Election of Directors. In connection with the Merger, Michael M. Calbert, Michael D. Fascitelli and Matthew S. Levin were appointed directors of the Company.

Michael M. Calbert, 42, has been an Executive with Kohlberg Kravis Roberts & Co. since 2000. Mr. Calbert also serves as a director of Shoppers Drug Mart and WKI Holding Co. Inc.

Michael D. Fascitelli, 48, has been the President of Alexanders, Inc. since August 2000. Since December 1996, Mr. Fascitelli has been a trustee of Vornado Realty Trust.

Matthew S. Levin, 39, has been a Managing Director at Bain Capital since 2000. Mr. Levin also serves as a director of Bombardier Recreational Products Inc.

There are no family relationships among any of the directors or principal officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation

In connection with the Merger, effective as of July 21, 2005, the Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on January 2, 1996 (the “Old Charter”) was amended and restated by the Restated Certificate of Incorporation of Toys “R” Us, Inc. filed with the Secretary of State of the State of Delaware on July 21, 2005 (the “New Charter”).

Under the New Charter the Company changed its registered office in the State of Delaware to 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808.

Under the Old Charter the Company had 650,000,000 shares of Common Stock, par value $.10 per share authorized. Under the New Charter the Company has 3,000 shares of Common Stock, par value $.01 per share, authorized.

The Old Charter included the provisions permitted by Section 102(b)(2) of the Delaware General Corporation Law (“DGCL”), which provided for the reorganization of the Company under the supervision of the Delaware Chancery Court regarding certain proposed compromises or arrangements among the Company’s creditors and/or stockholders. The New Charter does not include such provisions.

Under the New Charter the Company has elected not to be governed by Section 203 of the DGCL.

The description of the New Charter is qualified in its entirety by the copy thereof which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Bylaws

Also in connection with the Merger, the Amended and Restated Bylaws of the Company were amended by the adoption of the By-Laws (the “New By-Laws”).

Under the New By-Laws the number of directors of the Company was reduced to three (3).

The description of the New By-Laws is qualified in its entirety by the copy thereof which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

ITEM 9.01 EXHIBITS

(c) Exhibits

Exhibit No.	Exhibit Description
3.1	Restated Certificate of Incorporation of Toys “R” US, Inc. filed with the Delaware Secretary of State of the State of Delaware on July 21, 2005.

3.2	By-Laws dated July 21, 2005.

10.1	Credit Agreement among Toys “R” Us, Inc., as the initial borrower, and the other borrowers named therein, Bank of America, N.A. as Administrative Agent, Bank of America, N.A. as Canadian Agent, Deutsche Bank Trust Company Americas as Collateral Agent, the Lenders named therein, Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc., as Co-Syndication Agents, and Credit Suisse First Boston LLC, and General Electric Capital Corporation, as Co-Documentation Agents.

10.2	Security Agreement among Toys “R” Us, Inc., and the borrowers named therein, the guarantors named therein, and Bank of America, N.A., as Administrative Agent.

10.3	Bridge Loan Agreement among Toys “R” Us, Inc., as the initial borrower, Toys “R” Us-Delaware, Inc. as borrower after the Merger and Assumption (as defined therein), Banc of America Bridge, LLC, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Joint-Administrative Agent, the Lenders named therein, Banc Of America Securities LLC, Deutsche Bank AG Cayman Islands Branch, and Credit Suisse, as Joint Lead Arrangers and Joint Bookrunning Managers, and Citigroup Global Markets Inc., as Co-Arranger.

10.4	Senior Facilities Agreement among Toys “R” Us (UK) Limited, as original borrower and original guarantor, and the other borrowers named therein, Deutsche Bank AG, London Branch, Barclays Capital and The Royal Bank of Scotland plc as Mandated Lead Arrangers and Bookrunners, Banc of America Securities Limited as Arranger, Deutsche Bank AG, London Branch as Facility Agent and as Security Agent and the banks and other institutions named therein as Lenders.

99.1	Company’s press release dated July 21, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYS “R” US, INC.
(Registrant)

Date: July 27, 2005	By:	/s/ Raymond L. Arthur
	Name:	Raymond L. Arthur
	Title:	Executive Vice President –
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Toys “R” US, Inc. filed with the Delaware Secretary of State of the State of Delaware on July 21, 2005.

3.2	By-Laws dated July 21, 2005.

10.1	Credit Agreement among Toys “R” Us, Inc., as the initial borrower, and the other borrowers named therein, Bank of America, N.A. as Administrative Agent, Bank of America, N.A. as Canadian Agent, Deutsche Bank Trust Company Americas as Collateral Agent, the Lenders named therein, Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc., as Co-Syndication Agents, and Credit Suisse First Boston LLC, and General Electric Capital Corporation, as Co-Documentation Agents.

10.2	Security Agreement among Toys “R” Us, Inc., and the borrowers named therein, the guarantors named therein, and Bank of America, N.A., as Administrative Agent.

10.3	Bridge Loan Agreement among Toys “R” Us, Inc., as the initial borrower, Toys “R” Us-Delaware, Inc. as borrower after the Merger and Assumption (as defined therein), Banc of America Bridge, LLC, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Joint-Administrative Agent, the Lenders named therein, Banc Of America Securities LLC, Deutsche Bank AG Cayman Islands Branch, and Credit Suisse, as Joint Lead Arrangers and Joint Bookrunning Managers, and Citigroup Global Markets Inc., as Co-Arranger.

10.4	Senior Facilities Agreement among Toys “R” Us (UK) Limited, as original borrower and original guarantor, and the other borrowers named therein, Deutsche Bank AG, London Branch, Barclays Capital and The Royal Bank of Scotland plc as Mandated Lead Arrangers and Bookrunners, Banc of America Securities Limited as Arranger, Deutsche Bank AG, London Branch as Facility Agent and as Security Agent and the banks and other institutions named therein as Lenders.

99.1	Company’s press release dated July 21, 2005.